UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
    (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant  to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

Item 1.01.  Entry into a Material Definitive Agreement.............     3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.........................................     3

Signature..........................................................     4

Exhibit Index......................................................     5



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                        PIONEER NATURAL RESOURCES COMPANY




Item 1.01.   Entry into a Material Definitive Agreement

     On September 28, 2004, Pioneer Natural Resources Company (the "Company") issued the First Supplemental Indenture dated September 28, 2004 with respect to the Evergreen Resources, Inc. ("Evergreen") indenture dated December 18, 2001, relating to Evergreen's 4.75% Senior Convertible Notes due 2021 (the "4.75% Notes") assumed by the Company in conjunction with the Evergreen merger on September 28, 2004. The First Supplemental Indenture is attached hereto as exhibit 4.1. This Form 8-K/A amends the First  Supplemental  Indenture  filed as exhibit 4.6 to the Company's Form 8-K dated September 28, 2004.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

        4.1 First Supplemental Indenture dated as of September 28, 2004, among the Company, Evergreen and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture dated as of December 18, 2001, among Evergreen and First Union National Bank, as trustee, relating to the 4.75% Notes.


                                       3





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                       PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:   November 4, 2004       By:    /s/ Richard P. Dealy
                                    --------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer


                                       4






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                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

  4.1(a) First Supplemental Indenture dated as of September 28, 2004, among the Company, Evergreen and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture dated as of December 18, 2001, among Evergreen and First Union National Bank, as trustee, relating to the 4.75% Notes.

-------------
(a) filed herewith


                                       5



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